UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 5, 2016

Roka Bioscience, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36538	27-0881542
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Independence Boulevard Warren, NJ	07059
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(908) 605-4700
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 on Form 8-K/A is being filed by Roka Bioscience, Inc. solely to add Exhibit 99.2 and to add the signature page which was inadvertently omitted from the Form 8-K filed with the Securities and Exchange Commission on May 4, 2016 (the “Original Form 8-K”). No other information in the Original Form 8-K is amended hereby.

Item 2.02. Results of Operations and Financial Condition.
On May 4, 2016, Roka Bioscience, Inc. (the "Company") issued a press release announcing its financial results for the three months ended March 31, 2016. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K. A copy of the transcript of the Company's earnings call on May 4, 2016 is attached as Exhibit 99.2.
The information in this Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Roka Bioscience, Inc. dated May 4, 2016, furnished hereto.
99.2	Transcript of conference call dated May 4, 2016, furnished hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2016	ROKA BIOSCIENCE, INC.

	By:	/s/ Lars Boesgaard
Lars Boesgaard
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Roka Bioscience, Inc. dated May 4, 2016, furnished hereto.
99.2	Transcript of conference call dated May 4, 2016, furnished hereto.